UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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☐  Preliminary Proxy Statement
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☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

REYNOLDS AMERICAN INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 6, 2011 REYNOLDS AMERICAN INC. REYNOLDS AMERICAN INC. 401 NORTH MAIN STREET WINSTON-SALEM, NC 27101 Meeting Information Meeting Type: Annual Meeting For holders as of: March 14, 2011 Date: May 6, 2011 Time: 9:00 a.m. EDT Location: Reynolds American Plaza Building Auditorium 401 North Main Street Winston-Salem, NC 27101 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M33061-P08498 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K SHAREHOLDER LETTER M33062-P08498 How to View Online: Have the information that is printed in the box marked by the arrow . .XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow . .XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: An admittance ticket will be required to attend the meeting in person. Please refer to the proxy statement for details on how to obtain an admittance ticket and how to vote in person at the meeting. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow. .XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR: 1. Election of Directors Nominees For Class I: 01) Luc Jobin 02) Nana Mensah 03) John J. Zillmer Nominee For Class II: 04) John P. Daly Nominee For Class III: 05) Daniel M. Delen 2. Advisory Vote on the Compensation of Named Executive Officers The Board of Directors recommends a vote FOR a frequency of 1 YEAR: 3. Advisory Vote Regarding Frequency of Future Advisory Votes on the Compensation of Named Executive Officers The Board of Directors recommends a vote FOR: 4. Amendment to the Articles of Incorporation 5. Ratification of the Appointment of KPMG LLP as Independent Auditors The Board of Directors recommends a vote AGAINST: 6. Shareholder Proposal on Elimination of Classified Board 7. Shareholder Proposal on Eliminating Tobacco Flavoring 8. Shareholder Proposal on Human Rights Protocols for the Company and its Suppliers M33063-P08498

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